WorldCommodity Fund ActivatesNSCC Fund/SERV Participant Number: 3727

ATLANTA, Ga., Sept. 6, 2011 (GLOBE NEWSWIRE) -- WorldCommodity Fund (Nasdaq:WCOMX), a no-load, open-end mutual fund, announces the activation of its NSCC Fund/SERV® participant number and networking symbol as follows:

NSCC Fund/SERV® Participant Number: 3727

NSCC Networking Symbol: 02

Participant Name: WorldCommodity Funds, Inc.

Activation Date: September 1, 2011

A service provided by the National Securities Clearing Corporation (NSCC), Fund/SERV® is the industry standard for processing and settling mutual fund orders, including both 1940 Act and other pooled investment products for investment companies, money managers and financial intermediaries. Networking is an automated, centralized record-keeping system through which all customer account activities can be exchanged and reconciled by participants.

About WorldCommodity Fund -- WCOMX

Independent data provider Morningstar, gives WCOMX, WorldCommodity Fund, its highest Overall Rating ™ of 5-stars.  WCOMX also ranked #1 in absolute total return in the Morningstar "Natural Resources" category for the 1-month, 3-month, year-to-date, 1-year, and 3-year periods ending 8/31/2011.  For the one-year period ending 8/31/2011, WCOMX’s total return of 56.08% was the second highest among all funds tracked by Morningstar (among 15,397 funds).

Total Return % for periods ending 08/31/2011	3 Month	YTD	1 Year	3 Year Annualized
WCOMX	4.12%	13.56%	56.08%	19.42%
Rank in Category	1	1	1	1
Number of Funds in Category	136	145	136	110

WorldCommodity Fund(tm), takes a global approach, looking for opportunities in natural resources by investing in equities of commodity-related companies involved in the agriculture, energy, and metals sectors. The fund's portfolio is actively managed, allowing the adviser to invest without limitation in one or more of these commodity sub-sectors.

Before investing, carefully consider the fund's investment objectives, risks, charges and expenses. Call the transfer agent at 800-595-4922 extension 106 to request a prospectus (http://www.worldcommodityfunds.com/files/WCFprospectus.pdf), which contains this and other information about the fund. Read it carefully before you invest or send money.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance data by visitingwww.worldcommodityfunds.com/profileor by calling 1-800-595-4922.

Morningstar Rating™ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-,5- and 10 year (if applicable) Morningstar Rating™ metrics.

Contact: WorldCommodity Fund

James Llewellyn

404-437-7420